Pursuant to Rule 497(e)
File No. 2-85370

SUNAMERICA MONEY MARKET FUNDS, INC.

SunAmerica Money Market Fund

SunAmerica Municipal Money Market Fund

(the “Funds”)

Supplement dated December 3, 2008, to the Prospectus dated April 29, 2008, as amended and supplemented to date

Participation in the Extension of the U.S. Department of the Treasury’s Temporary Guarantee Program

for Money Market Funds

On November 24, 2008, the U.S. Department of the Treasury (“Treasury”) announced an extension of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) until April 30, 2009. On December 2, 2008, the Board of Directors (the “Board”) of the SunAmerica Money Market Funds, Inc. approved the continued participation of the Funds in the Program. The Program’s guarantee only applies to shareholders of the Funds as of the close of business on September 19, 2008.

Subject to certain conditions and limitations, share amounts held by investors in the Funds as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the per share net asset value falls below $0.995 (a “Guarantee Event”) and a Fund subsequently liquidates. Upon declaration of a Guarantee Event, the Fund will be required to suspend redemptions, cease sales, and cease declaration and payment of dividends. The Program guarantee only covers the amount a shareholder held in a Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a Guarantee Event occurs, whichever is less. A shareholder who has continuously maintained an account with a Fund since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a Guarantee Event. The Program is subject to an overall limit of approximately $50 billion for all money market funds participating in the Program.

The extension of the Program begins on December 19, 2008 and continues through April 30, 2009. Continued participation in the Program until April 30, 2009 requires an additional payment to the U.S. Department of the Treasury in the amount of 0.022% of the net asset value of the SunAmerica Money Market Fund and 0.015% of the net asset value of the SunAmerica Municipal Money Market Fund as of the close of business on September 19, 2008. The cost to participate in the extension of the Program will be borne by each Fund subject to the expense limitations currently in effect for certain classes of the Funds.

The Secretary of the Treasury may elect to extend the Program beyond April 30, 2009 through the close of business on September 18, 2009, although, as of the date of this Supplement, no decision has been made to extend the Program beyond April 30, 2009. If the Program is extended further, the Board will consider whether to continue to participate in the Program. If a Guarantee Event occurs after the Program expires, or, if sooner, after a Fund ceases to participate in the Program, neither that Fund nor any shareholder will be entitled to any payment under the Program.

More information about the Program is available at http://www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUP3_MMPRO_4-08